Exhibit 10.29


                             UNSECURED PROMISSORY NOTE


                                                          San Diego, California
                                                                  April 1, 1996
                                                                    Page 1 of 3


     FOR VALUE RECEIVED, the undersigned, Alternative Entertainment, Inc., a Nevada corporation (hereinafter called "Maker"), promises to pay to the order of Thomas Johnson (together with all subsequent holders of this Note, hereinafter called "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of Twenty-Five Thousand Dollars ($25,000) together with interest thereon (as calculated pursuant to Paragraph "B." herein) from the date hereof on the principal balance from time to time outstanding (the "Principal Amount") as hereinafter provided, principal and interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

A. Interest shall accrue on the outstanding and unpaid Principal Amount at ten percent (10%).

B. If not earlier due and payable, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full within one year (the "Maturity Date").

C. All amounts that may be due Payee under this Note, including, but not limited to all interest, principal, and any other amounts due hereby, shall, at the option of the Payee, be payable in shares of the Maker's common stock at a price of one dollar ($1.00) per share.

     All payments on this Note shall be applied in such manner as Payee elects, and may be applied first to the payment of any costs, penalties, late charges, fees or other charges , fees or other charges incurred in connection with the indebtedness evidenced hereby and then to the reduction of the principal balance. Payee acknowledges that he is an Accredited Investor (as that term is defined under Rule 501 of Regulation D of the Securities Act of 1933). This Note and all other documents or instruments relating to the indebtedness evidenced by this Note or executed or delivered in connection with the indebtedness evidenced by this Note are hereinafter called the "Loan Documents." Time is of the essence of this Note.

     At the option of Payee, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein or upon the occurrence of any Event of Default.

     The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

          (a) Any failure to pay any principal or any other amount due in connection with this Note when the same shall become due and payable.

          (b) Any failure or neglect to perform or observe any of the terms, provisions, or covenants of any other document or instrument executed or delivered in connection with the Note, and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Maker.

          (c) Any warranty, representation or statement contained in any other document or instrument executed or delivered in connection with this Note, or made or furnished by or on behalf of Maker, that shall be or shall prove to have been false when made or furnished.

          (d) The filing by Maker, any endorser of the Note or any guarantor of this Note (or against Maker or such endorser or guarantor in which Maker or such endorser or guarantor acquiesces or which is not dismissed within forty-five (45) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar stature now or hereafter in effect; the entry of an order for relief under such laws with respect to Maker or such endorser or guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Maker or such endorser or guarantor.

          (e) The insolvency of Maker, any endorser of the Note or any guarantor of this Note; or the execution by Maker or such endorser or guarantor of an assignment for the benefit of creditors; or the convening by Maker or such endorser or guarantor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Maker or such endorser or guarantor to pay its debts as they mature; or if Maker or such endorser or guarantor is generally not paying its debts as they mature.

          (f) The admission in writing by Maker, any endorser of the Note or any guarantor of this Note that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The death or incapacity of Maker, any endorser of the Note or any guarantor of this Note, if an individual, or the liquidation, termination or dissolution of Maker or any such endorser or guarantor, if a corporation, partnership or joint venture.

          (h) The occurrence of any Event of Default under any other document or instrument executed or delivered in connection with this Note; and not otherwise specifically described in other provisions of this Note.

          (i) The occurrence of any adverse change in the financial condition of Maker that Payee, in its reasonable discretion, deems material, or if Payee in good faith shall believe that the prospect of payment or performance of the Note is impaired.

     Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgement obtained by Payee.

     Upon the occurrence of an Event of Default under this Note, the Payee may proceed against any collateral securing this Note or proceed solely against the Maker in such order and manner as Payee, in its sole discretion, shall determine, provided that under no circumstance shall Payee be obligated to proceed against any collateral or against the undersigned for collection of any sums due hereunder.

     Failure of Payee to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of the continuance of any existing default after demand for strict performance hereof.

     Maker, sureties, and guarantors hereof: (a) agree to be jointly and severally bound, (b) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, (c) consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person, and (d) agree that Payee may set off at any time any sums or property owed to any of them by Payee.

     No provision of this Note is intended to or shall require or permit Payee, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amount deemed by law to be interest) in excess of the maximum rate of interest permitted by applicable law.

     If any amount due from or paid by Maker shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Maker shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Maker.

     This Note shall be governed by and construed according to the laws of the State of Nevada as if this Note were executed and all actions were taken hereby in the State of Nevada.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                       MAKER:

                                       ALTERNATIVE ENTERTAINMENT, INC.
                                       a Nevada corporation



                                       By:  /s/ Ralph M. Amato
                                            -------------------
                                       Ralph M. Amato, President & CEO


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